Exhibit 10.3

SECOND AMENDMENT TO THE NOTE PURCHASE AGREEMENT
THIS SECOND AMENDMENT dated as of April 10, 2018 (the or this “Second Amendment”) to the Note Purchase Agreement dated as of December 18, 2014 is between STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Issuer”), STAG INDUSTRIAL, INC., a Maryland corporation (the “Parent”) and each of the institutions which is a signatory to this Second Amendment (collectively, the “Noteholders”).
RECITALS:
A.    The Issuer, the Parent and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of December 18, 2014 (the “Note Purchase Agreement”). The Issuer has heretofore issued the (i) $80,000,000 aggregate principal amount of its 4.42% Senior Guaranteed Notes, Series A, due December 30, 2026 (the “Series A Notes”), (ii) $100,000,000 aggregate principal amount of its 4.32% Senior Guaranteed Notes, Series B, due February 20, 2025 (the “Series B Notes”) and (iii) $20,000,000 aggregate principal amount of its 4.42% Senior Guaranteed Notes, Series C, due February 20, 2027 (the “Series C Notes”; together with the Series A Notes, the “Notes”) pursuant to the Note Purchase Agreement.
B.    The Noteholders are the holders of more than 50% of the outstanding principal amount of the Notes and constitute the Required Holders pursuant to the Note Purchase Agreement.
C.    The Issuer, the Parent and the Noteholders now desire to amend the Note Purchase Agreement.
D.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined.
E.    All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Parent and the Noteholders do hereby agree as follows:

SECTION 1.	AMENDMENTS.
Section 1.1.    Section 10.2 of the Note Purchase Agreement shall be and is hereby amended by replacing such Section in its entirety with the following:
Section 10.2.    Merger, Consolidation, Etc. Neither the Parent nor the Issuer will, nor will they permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:
(a)    the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent, the Issuer or a Subsidiary Guarantor as an entirety, as the case may be, shall be a solvent corporation or limited liability company, or limited partnership organized and existing under the laws of the United States or any state thereof including the District of Columbia (such successor, the “Successor”), and, if the Parent (other than in a transaction including the Issuer), the Issuer or such Subsidiary Guarantor

(other than in a transaction involving the Parent, the Issuer or another Subsidiary Guarantor) as applicable, is not such Successor, (i) such Successor shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (in a transaction involving the Parent or Issuer), the Affiliate Guaranty (in a transaction involving a Guarantor), and the Notes (in a transaction involving the Issuer) and (ii) such Successor shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;
(b)    the Parent and each other Subsidiary Guarantor under any Affiliate Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Affiliate Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; provided that such documentation is not required in any transaction in which a Subsidiary Guarantor consolidates with or merges with any other Subsidiary Guarantor or conveys, transfers or leases all or substantially all of its assets in a single transaction or series of transactions to another Subsidiary Guarantor; and
(c)    immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.
Without limiting the provisions of Section 9.7(b), no such conveyance, transfer or lease of substantially all of the assets of the Parent, the Issuer or such other Guarantor, as the case may be, shall have the effect of releasing the Parent, the Issuer or such other Guarantor, as the case may be, or any successor corporation, limited liability company or limited partnership that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes or the Affiliate Guaranties, as the case may be.
Section 1.2.    Section 10.6 of the Note Purchase Agreement shall be and is hereby amended by replacing such Section in its entirety with the following:
Section 10.6.    Financial Covenants. (i) The Parent and the Issuer shall not, directly or indirectly, permit:
(a)    Maximum Consolidated Leverage Ratio. As of the last day of any fiscal quarter, the Consolidated Leverage Ratio to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur and the Consolidated Leverage Ratio shall have been less than sixty percent (60%) for at least one full fiscal quarter immediately preceding the proposed Consolidated Leverage Ratio Covenant Holiday, then, at the election of the Issuer upon delivery of prior written notice to the holders of Notes, concurrently with or prior to the delivery of a compliance certificate pursuant to Section 7.2 and provided that no Default or Event of Default shall have occurred and be continuing, the maximum Consolidated Leverage Ratio covenant level shall be increased to sixty-five (65%) for the fiscal quarter in which such Material Acquisition is consummated and the three (3) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition is consummated (any such increase a “Consolidated Leverage Ratio Covenant Holiday”); provided further that not more than two (2) Consolidated Leverage Ratio Covenant Holidays may be elected by the Issuer during the term of this Agreement; and provided further that the Company shall be obligated to pay the Incremental Interest during any Consolidated Leverage Ratio Covenant Holiday as provided for in clause (ii) below;
(b)    Maximum Secured Leverage Ratio. As of the last day of any fiscal quarter, the Secured Leverage Ratio to exceed forty percent (40%);

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

(c)    Maximum Unencumbered Leverage Ratio. As of the last day of any fiscal quarter, the Unencumbered Leverage Ratio to exceed sixty percent (60%); provided that, if any Material Acquisition shall occur and the Unencumbered Leverage Ratio shall have been less than sixty percent (60%) for at least one full fiscal quarter immediately preceding the proposed Unencumbered Leverage Ratio Covenant Holiday, then, at the election of the Issuer upon delivery of prior written notice to the holders of the Notes, concurrently with or prior to the delivery of a compliance certificate pursuant to Section 7.2, and provided that no Default or Event of Default shall have occurred and be continuing, the maximum Unencumbered Leverage Ratio covenant level shall be increased to sixty-five (65%) for the fiscal quarter in which such Material Acquisition is consummated and the three (3) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition is consummated (any such increase an “Unencumbered Leverage Ratio Covenant Holiday”); provided further that not more than two (2) Unencumbered Leverage Ratio Covenant Holidays may be elected by the Issuer during the term of this Agreement; and provided further that the Company shall be obligated to pay the Incremental Interest during any Unencumbered Leverage Ratio Covenant Holiday as provided for in clause (ii) below;
(d)    Minimum Interest Coverage Ratio. As of the last day of any fiscal quarter, the Interest Coverage Ratio for the Parent, on a consolidated basis, for the fiscal quarter then ended, to be less than one hundred and fifty percent (150%); and
(e)    Minimum Unsecured Interest Coverage Ratio. As of the last day of any fiscal quarter, the Unsecured Interest Coverage Ratio to be less than or equal to one hundred and seventy‑five percent (175%).
(ii)    Incremental Interest. (A) If the Consolidated Leverage Ratio or the Unencumbered Leverage Ratio exceeds, or both exceed, sixty percent (60%) as permitted by Section 10.6(a) or (c), as evidenced by an Officer’s Certificate delivered pursuant to Section 7.2(a), the interest rate payable on the Notes shall be increased by 0.25% per annum (the “Incremental Interest”). Such Incremental Interest shall begin to accrue on the first day of the fiscal quarter following the fiscal quarter in respect of which such Officer’s Certificate was delivered, and shall continue to accrue until the Issuer has provided an Officer’s Certificate pursuant to Section 7.2(a) demonstrating that, as of the last day of the fiscal quarter in respect of which such Officer’s Certificate is delivered, neither the Consolidated Leverage Ratio nor the Unencumbered Leverage Ratio, is more than sixty percent (60%). In the event such Officer’s Certificate is delivered evidencing that neither the Consolidated Leverage Ratio nor the Unencumbered Leverage Ratio is more than sixty percent (60%), the Incremental Interest shall cease to accrue on the last day of the fiscal quarter in respect of which such Officer’s Certificate is delivered.
(B)    The Issuer shall pay to each holder of a Note the amount attributable to the Incremental Interest (the “Incremental Interest Payment”) which shall be the product of (i) the aggregate outstanding principal amount of Notes held by such holder (or its predecessor(s) in interest) as of the first day that Incremental Interest begins to accrue pursuant to Section 10.6(ii)(A) above, (ii) 0.25% (to reflect the Incremental Interest) and (iii) 0.25 (to reflect that the Incremental Interest is calculated quarterly). The Incremental Interest Payment due, if any, shall be paid in conjunction with the semiannual interest payments due under the Notes by wire transfer of immediately available funds to each holder of the Notes in accordance with the terms of this Agreement.
(C)    For avoidance of doubt, no Incremental Interest will be used in calculating any Make-Whole Amount. Furthermore, any Incremental Interest due as a result of a Consolidated Leverage Ratio Holiday is not cumulative with any Incremental Interest due as a result of an Unencumbered Leverage

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Ratio Holiday and vice versa; therefore, the maximum Incremental Interest due hereunder is 0.25% per annum.
(D)    Notwithstanding the foregoing, if any Primary Credit Facility includes provisions related to a Consolidated Leverage Ratio Covenant Holiday or an Unencumbered Leverage Ratio Covenant Holiday (including any substantially similar concepts and any related definitions, the “Bank Covenant Holiday Provisions”) and such Bank Covenant Holiday Provisions are, after the date of Closing, deleted or made more favorable to the lenders thereunder, such deletion or favorable amendments will be incorporated herein, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such deletion or amendment occurs.
(iii)     Only for so long as such covenants are also included in any Primary Credit Facility, the Parent and the Issuer shall not, directly or indirectly, permit:
(a)    Maximum Secured Recourse Debt. As of the last day of any fiscal quarter, the Secured Recourse Debt Ratio to exceed seven‑and‑one‑half percent (7.5%);
(b)    Minimum Fixed Charge Ratio. As of the last day of any fiscal quarter, the Fixed Charge Ratio for the Parent, on a consolidated basis, for the fiscal quarter then ended, annualized, to be less than or equal to one hundred and fifty percent (150%);
(c)    Minimum Tangible Net Worth. As of the last day of any fiscal quarter, the Tangible Net Worth of Parent, on a consolidated basis, to be less than the sum of (i) $996,305,000, plus (ii) seventy‑five percent (75%) of net proceeds of any Equity Issuances received by Parent or Issuer after December 18, 2014 (other than proceeds received within ninety (90) days after the redemption, retirement or repurchase of ownership or equity interests in Issuer or Parent, up to the amount paid by Issuer or Parent in connection with such redemption, retirement or repurchase, where, for the avoidance of doubt, the net effect is that neither Issuer nor Parent shall have increased its Tangible Net Worth as a result of any such proceeds); and
(d)    Notwithstanding the foregoing, provided that no Default or Event of Default has occurred and is then continuing, if any of Sections 10.6(iii)(a), (b) or (c) are subsequently amended or modified in the Primary Credit Facility, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Primary Credit Facility, provided, further, that in the event that any fee is paid to any party under the Primary Credit Facility solely to effectuate any such amendment or modification, the holders of the Notes shall have received an equivalent fee on a pro rata basis prior to or concurrently with the effectiveness of any such amendment or modification. “Equivalent fee” means an amount equal to the percentage determined by dividing the fee paid under the Primary Credit Facility by the principal outstanding amount under the Primary Credit Facility multiplied by the aggregate outstanding principal amount of the Notes.
Section 1.3.     Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting and replacing the following definitions as set forth below:
“Acceptable Ground Lease” means a ground lease with respect to an Acceptable Property executed by the Issuer or a Subsidiary Guarantor, as lessee, that (i) has a remaining lease term (including extension or renewal rights) of at least twenty‑five (25) years, calculated as of the date the Issuer or a Subsidiary Guarantor acquired such Acceptable Property and for which approval has been obtained, to the extent any approval is required under any Material Credit Facility, or (ii) has a bargain purchase option (as defined in accordance with GAAP).

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

“Consolidated Fixed Charges” means, on a consolidated basis, for any Person for any period, the sum (without duplication) of (a) Consolidated Interest Expense, (b) provision for cash income taxes made by such Person on a consolidated basis in respect of such period, (c) scheduled principal amortization payments due during such period on account of Indebtedness of such Person (excluding Balloon Payments), and (d) Restricted Payments paid in cash with respect to preferred Equity Interests of such Person during such period (other than any repayments of principal with respect to preferred Equity Interests).
“Construction in Progress” means each Property that is either (a) new ground up construction, (b) under renovation in which (i) greater than thirty percent (30%) of the square footage of such Property is unavailable for occupancy due to renovation and (ii) no rents are being paid on such square footage or (c) a building expansion. A Property will cease to be classified as “Construction in Progress” on the earlier to occur of (A) the time that such Property has an Occupancy Rate of greater than eighty percent (80%), or (B) one hundred eighty (180) days after completion of construction, renovation or expansion of such Property, as applicable.
“Dark Property” means any Property as to which, as of the last day of the Current Reporting Quarter, (a) all leases have terminated, (b) the Company is not recognizing revenue from any tenants in accordance with GAAP or (c) the Adjusted NOI for such Property is negative.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
(c)    net obligations of such Person under any Swap Contract;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, either (i) not past due for more than one hundred and eighty (180) days or (ii) being contested in good faith by appropriate proceedings diligently conducted);
(e)    Capital Lease Obligations;
(f)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any ownership interest (excluding perpetual preferred ownership interests) in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus (without duplication and only to the extent required to be paid) accrued and unpaid dividends;
(g)    all Guaranties of such Person in respect of any of the foregoing (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, voluntary bankruptcy, collusive involuntary bankruptcy and other similar customary exceptions to non-recourse liability); and
(h)    all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, but limited to the lesser of (i) the fair market value of the property subject to such lien and (ii) the aggregate amount of the obligations so secured.
For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

partner or a joint venturer, unless such Indebtedness is expressly made non‑recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date; provided that, solely for purposes of calculating the financial covenants set forth in Sections 10.6(i)(a), (b), (c) and (ii)(a), Indebtedness shall exclude the net obligations of the Parent on a consolidated basis under Swap Contracts entered into to hedge or mitigate any interest rate risk in respect of borrowed money for which the Parent, the Issuer or any Subsidiary has actual exposure. The amount of any Capital Lease Obligations as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
“Primary Credit Facility” shall mean either:
(a)     the Term Loan Agreement dated as of July 28, 2017 among the Issuer, the Parent, Bank of America, N.A., as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;
(b)    the Amended and Restated Term Loan Agreement dated as of December 20, 2016 among the Issuer, the Parent, Wells Fargo Bank, National Association as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;
(c)    the Second Amended and Restated Term Loan Agreement dated as of December 20, 2016 among the Issuer, the Parent, Wells Fargo Bank, National Association as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;
(d)    the Term Loan Agreement dated as of September 29, 2015 among the Issuer, the Parent and Wells Fargo Bank, National Association, as administrative agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; or
(e)    the Credit Agreement, dated as of December 18, 2014, among the Issuer, Parent, Wells Fargo Bank, National Association, as the administrative agent, an L/C issuer and the swing line lender, and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.
“Unencumbered Adjusted NOI” means, for any period, the aggregate Adjusted NOI of all Unencumbered Properties excluding any Dark Property for such period.
“Unencumbered Asset Value” means without duplication, the sum of, for each Unencumbered Property owned or ground leased for the Current Reporting Quarter, (i) an amount equal to (x) the Unencumbered Adjusted NOI attributable to such Unencumbered Property for such Current Reporting Quarter multiplied by (y) four (4), divided by (ii) the Capitalization Rate.
Section 1.4.    Schedule B of the Note Purchase Agreement shall be and is hereby amended by adding the following definitions in alphabetical order:
“Bank Covenant Holiday Provisions” is defined in Section 10.6(ii)(D).
“Incremental Interest” is defined in Section 10.6(ii)(A).
“Incremental Interest Payment” is defined in Section 10.6(ii)(B).
“Material Acquisition” means any acquisition (or series of related acquisitions) or investments (or series of related investments) permitted by this Agreement and consummated in accordance with the terms of this Agreement for which the aggregate consideration paid in respect of such acquisition or investment (including any Indebtedness

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

assumed in connection therewith) exceeds 10% of Total Asset Value for the current fiscal quarter, without giving pro forma effect to such acquisition.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER.
Section 2.1.    To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Issuer and the Parent represent and warrant to the Noteholders that:
(a)    this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Issuer enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(b)    the Note Purchase Agreement, as amended by this Second Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Issuer and the Parent enforceable against each in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(c)    the execution, delivery and performance by the Issuer and the Parent of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Issuer’s or Parent’s certificate of limited partnership, articles of organization, by‑laws or limited partnership agreement, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Issuer or the Parent or (3) any provision of any material indenture, agreement or other instrument to which the Issuer or the Parent is a party or by which its properties or assets are or may be bound, including, without limitation, any one of the Primary Credit Facilities, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and
(d)    as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.
Section 3.1.    This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied (the “Effective Date”):
(a)    executed counterparts of this Second Amendment, duly executed by the Issuer, the Parent and the holders of more than 50% of the outstanding principal of the Notes, including executed counterparts of the confirmation and agreement by the Subsidiary Guarantors, shall have been delivered to the Noteholders;
(b)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of April 16, 2014 among the Issuer, the Parent and the purchasers thereto has been amended substantially in the same form as set forth by the amendments included herein;

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

(c)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of December 1, 2015 among the Issuer, the Parent and the purchasers thereto has been executed and delivered in substantially in the same form as set forth by the amendments included herein;
(d)    the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of date hereof among the Issuer, the Parent and the purchasers thereto has been executed and delivered in substantially in the same form as set forth by the amendments included herein;
(e)    the representations and warranties of the Issuer and the Parent set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and
(f)    the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Issuer, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment.
Upon receipt of all of the foregoing, this Second Amendment shall become effective.

SECTION 4.	MISCELLANEOUS.
Section 4.1.    This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.
Section 4.3.    The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
Section 4.4.    This Second Amendment shall be governed by and construed in accordance with New York law.

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Section 4.5.    The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

By /s/ William Crooker
Title: Executive Vice President

STAG INDUSTRIAL, INC.

By /s/ William Crooker
Title: Chief Financial Officer, Executive Vice President and Treasurer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

AMERICAN REPUBLIC INSURANCE COMPANY

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.

CINCINNATI LIFE INSURANCE COMPANY

UNITEDHEALTHCARE INSURANCE COMPANY

WESTERN FRATERNAL LIFE ASSOCIATION

By: Advantus Capital Management, Inc.

By /s/ John Leiviska
Name: John Leiviska
Title: Vice President and Treasurer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: Allianz Global Investors U.S. LLC, as the
authorized signatory and investment manager

By: /s/ Charles J. Dudley
Name: Charles J. Dudley
Title: Managing Director

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

AMERICAN FAMILY LIFE INSURANCE COMPANY

By: /s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

AXA EQUITABLE LIFE INSURANCE COMPANY

By: /s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on
the date first written above:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Barings LLC, as Investment Adviser

By: /s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By: Barings LLC, as Investment Adviser

By: /s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

BANNER LIFE INSURANCE COMPANY

By: Barings LLC, as Investment Adviser

By: /s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

MASSMUTUAL ASIA LIMITED

By: Barings LLC, as Investment Adviser

By: /s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

BY: BLACKSTONE ISG-I ADVISORS, AS INVESTMENT MANAGER

By: /s/ Thomas Cunningham
Name: Thomas Cunningham
Title: Vice President

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

GENWORTH LIFE INSURANCE COMPANY

By: /s/ Kevin R. Kearns
Name: Kevin R. Kearns
Title: Investment Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Each of the undersigned hereby confirms and agrees that the Affiliate Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Note Purchase Agreement shall refer to the Note Purchase Agreement after giving effect to this Third Amendment. Without limiting the foregoing, each such Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Guarantor’s obligations under its Affiliate Guaranty.

SUBSIDIARY GUARANTORS:

STAG Investments Holdings III, LLC
STAG III Albion, LLC
STAG III Boardman, LLC
STAG III Chesterfield, LLC
STAG III Cincinnati, LLC
STAG III Daytona Beach, LLC
STAG III Elkhart, LLC
STAG III Farmington, LLC
STAG III Lewiston, LLC
STAG III Malden, LLC
STAG III Mason, LLC
STAG III Mayville, LLC
STAG III Newark, LLC
STAG III Pocatello, LLC
STAG III Rapid City, LLC
STIR Investments GP III, LLC
STAG III Sergeant Bluff, LLC
STAG III Twinsburg, LLC
STAG III Youngstown, LLC
STAG Investments Holdings IV, LLC
STAG IV Alexandria, LLC
STAG IV Belfast, LLC
STAG IV Cheektowaga, LLC
STAG IV Danville, LLC
STAG IV Seville, LLC
STAG IV Sun Prairie, LLC
STIR Investments GP IV, LLC
STAG GI Investments Holdings, LLC
STAG GI New Jersey, LLC
STAG Industrial Holdings, LLC
STAG TX GP 2, LLC
STAG Avon, LLC
STAG Buffalo, LLC
STAG Chippewa Falls, LLC
STAG Edgefield, LLC
STAG Lansing 2, LLC
STAG Orlando, LLC
STAG Pineville, LLC
STAG Portland 2, LLC
STAG Reading, LLC
STAG Rogers 2, LLC
STAG South Bend, LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

STAG Spartanburg, LLC
STAG Portage, LLC
STAG Jackson, LLC
STIR Investments GP, LLC
STAG Simpsonville, LLC
STAG Dallas, LLC
STAG De Pere, LLC
STAG Duncan, LLC,
STAG Buena Vista, LLC
STAG Gurnee, LLC
STAG Kansas City 2, LLC
STAG Chicopee, LLC
STAG Montgomery, LLC
STAG Smyrna, LLC
STAG Statham, LLC
STAG Harrisonburg, LLC
STAG Toledo, LLC
STAG Woodstock, LLC
STAG Columbia, LLC
STAG Golden, LLC
STAG Dekalb, LLC
STAG Ocala, LLC
STAG Marion 2, LLC
STAG Londonderry, LLC
STAG Idaho Falls, LLC
STAG Williamsport, LLC
STAG Kentwood, LLC
STAG Marshall, LLC
STAG Belvidere I, LLC
STAG Belvidere II, LLC
STAG Belvidere III, LLC
STAG Belvidere IV, LLC
STAG Belvidere V, LLC
STAG Belvidere VI, LLC
STAG Belvidere VII, LLC
STAG Belvidere VIII, LLC
STAG Belvidere IX, LLC
STAG Nashville, LLC
STAG New Berlin, LLC
STAG Hampstead, LLC
STAG New Hope, LLC
STAG Orlando 2, LLC
STAG North Jackson 2, LLC
STAG Shannon, LLC
STAG Lansing 4, LLC
STAG Harvard, LLC
STAG Sauk Village, LLC
STAG South Holland, LLC
STAG Mascot, LLC
STAG Janesville, LLC
STAG Allentown, LLC
STAG Nashua, LLC
STAG Strongsville, LLC
STAG Columbus, LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

STAG Savannah, LLC
STAG West Chester, LLC
STAG Calhoun, LLC
STAG Hebron, LLC
STAG East Troy, LLC
STAG Jefferson City, LLC
STAG Savage, LLC
STAG Chester, LLC
STAG Mechanicsburg 1, LLC
STAG Mechanicsburg 2, LLC
STAG Mechanicsburg 3, LLC
STAG Mason 3, LLC
STAG Lenexa, LLC
STAG Reno, LLC
STAG Fort Wayne, LLC
STAG Murfreesboro, LLC
STAG Gurnee 2, LLC
STAG Germantown, LLC
STAG Elizabethtown, LLC
STAG CA GP, LLC
STAG Spartanburg 3, LLC
STAG Burlington, LLC
STAG Greenville, LLC
STAG North Haven, LLC
STAG Plymouth 2, LLC
STAG Oakwood Village, LLC
STAG Stoughton 1, LLC
STAG Stoughton 2, LLC
STAG 5101 South Council Road, LLC
STAG Knoxville 2, LLC
STAG Clinton, LLC
STAG Fairborn, LLC
STAG Phoenix, LLC
STAG Machesney Park, LLC
STAG Macedonia, LLC
STAG Novi 2, LLC
STAG Grand Junction, LLC
STAG Tulsa, LLC
STAG Chattanooga 1, LLC
STAG Chattanooga 2, LLC
STAG Libertyville 1, LLC
STAG Libertyville 2, LLC
STAG Greer, LLC
STAG Piedmont 1, LLC
STAG Piedmont 2, LLC
STAG Piedmont 3, LLC
STAG Belvidere 10, LLC
STAG Shreveport, LLC
STAG Dayton 2, LLC
STAG West Allis, LLC
STAG Loudon, LLC
STAG Laurens, LLC
STAG Lancaster, LLC
STAG Grand Rapids, LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

STAG Burlington 2, LLC
STAG Biddeford, LLC
STAG Fairfield 3, LLC
STAG Mascot 2, LLC
STAG Erlanger, LLC
STAG Gahanna, LLC
STAG Norton, LLC
STAG NC GP, LLC
STAG Sparks 2, LLC
STAG Hazelwood, LLC
STAG Portland, LLC
STAG East Windsor, LLC
STAG Yorkville, LLC
STAG Lebanon, LLC
STAG York, LLC
STAG GI O’Fallon, LLC
STAG GI Vonore, LLC
STAG GI Streetsboro, LLC
STAG GI Salem, LLC
STAG GI Goshen, LLC
STAG GI Madison, LLC
STAG GI Mooresville, LLC
STAG GI Walker, LLC
STIR Lansing, LLC
STAG Louisville, LLC
STAG North Jackson LLC
STAG GI Cleveland, LLC
STAG GI Rogers, LLC
STAG West Columbia 3, LLC
each a Delaware limited liability company,

By:/s/ William R. Crooker
Name: William R. Crooker
Title: Authorized Officer

STAG III Arlington, L.P.,
a Delaware limited partnership,

By:    STIR Investments GP III, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

STAG IV Waco, L.P.,
a Delaware limited partnership,

By:    STIR Investments GP IV, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

STAG Arlington 2, L.P.
STAG Houston 2, L.P.
STAG Garland, LP
STAG Houston 3, LP
STAG El Paso 1, LP
STAG El Paso 2, LP
STAG El Paso 3, LP
STAG El Paso 4, LP
STAG Houston 4, LP
STAG El Paso 5, LP
STAG Garland 2, LP
STAG TX Holdings, LP
STAG Rockwall, L.P.
STAG IND Stafford, LP
STAG IND El Paso 6, LP
STAG IND Houston 9, LP
each a Delaware limited partnership,

By:    STAG TX GP 2, LLC,
a Delaware limited liability company,
their General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG Camarillo 1, LP
STAG Camarillo 2, LP
STAG Visalia, LP
each a Delaware limited partnership,

By:    STAG CA GP, LLC,
a Delaware limited liability company,
their General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

STAG El Paso, LP,
a Delaware limited partnership,

By:    STIR Investments GP, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG NC Holdings, LP,
a Delaware limited partnership

By:    STAG NC GP, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG Mooresville 2, LP,
a Delaware limited partnership

By:    STAG NC GP 2, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG FORT WORTH, LP,
a Delaware limited partnership

By:	STAG TX GP, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William R. Crooker
Name:    William R. Crooker
Title:     Authorized Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.
SECOND AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT